Exhibit 99.1

ANNUAL MEETING PRESENTATION FOR THE YEAR ENDED DECEMBER 31, 2017

SAFE HARBOR STATEMENT 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 GIVING BENEFICIAL BANCORP’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS SUCH AS “WILL,” “WOULD,” “SHOULD,” “COULD” OR “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN BENEFICIAL BANCORP’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF BENEFICIAL BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ANNUALIZED, PRO FORMA, PROJECTED AND ESTIMATED NUMBERS ARE USED FOR ILLUSTRATIVE PURPOSE ONLY, ARE NOT FORECASTS AND MAY NOT REFLECT ACTUAL RESULTS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY BENEFICIAL BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INVESTMENT HIGHLIGHTS 3 • Strong core deposits • Diversified loan portfolio • History of growing core deposits and commercial loans organically and via .acquisition • Effectively managing credit, interest rate, and liquidity risk • Oldest and largest Philadelphia-based bank Solid Franchise • Country’s 6th most populous city, 7th largest metropolitan area and major center of _economic activity(1) • Favorable income and age demographics • Significant opportunities to grow market share • Dominated by large “out of town” banks Attractive Markets • Demonstrated history of stock repurchases • Disciplined acquirer • Attractive dividend yield Shareholder Focused • Stock Price $15.55(2) • Current Price to TBV: 139% Compelling Valuation (1) Source: U.S. Census Bureau, S&P Global Market Intelligence (2) Stock price as of March 29, 2018

OVERVIEW OF BENEFICIAL BANCORP 4 ($ in m illions) As of Decem ber 31, 2017 Branches 61 (38 in PA; 23 in NJ) Pennsylvania Total Assets $5,798.8 New Jersey Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • Delaware Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank #6 deposit market share in Philadelphia for all banks and thrifts • Largest locally-headquartered bank or thrift by assets or deposits • Source: S&P Global Market Intelligence Total Deposits $4,150.5 Market Capitalization $1,247.4 Corporate Headquarters Philadelphia, PA Philadelphia

OUR MARKET – GREATER PHILADELPHIA 5 Philadelphia is 7th largest metropolitan region in the U.S. • 66 colleges and universities in the area • Median household income of $71k versus national median of $61k • Community banks comprise a large portion of total institutions in Philadelphia Metro area (81 of 94) • 72 of 94 Philadelphia banking institutions have less than 10 branch locations • Only 10 of 94 Philadelphia banking institutions have more than 50 branch locations • Beneficial is large enough to compete with the largest financial institutions • Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets • (1) Excludes Beneficial Bank Source: U.S. Census Bureau, S&P Global Market Intelligence, U.S. Bureau of Labor Statistics (1) Philadelphia MSA Community Banks Market Deposits $42.1 billion Average Deposits per Bank $520 million Total Branches 568 Total Institutions 81 Philadelphia MSA Population 6.1 Million Unemployment Rate 4.2% Projected 5-Year Household Income Growth 9.81% Projected 5-Year Population Change 1.31% Market Deposits $366.7 billion Total Branches 1,670 Total Institutions 94 Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA

BENEFICIAL TODAY-COMPETITIVE ADVANTAGE (S in thousands) of Market Market 39 $12,267,228 24.47% 1 0.PNC 2 38 $9,270,739 18.49% BankofAmerica . 18 $8,534,190 17.02% 3 4 Citizens Bank• i!i] Bank $7,440,331 14.84% 51 7.98% 22 $4,001,957 5 BeneficialI True to our name. Since1853• 7 • Santander 19 $1,384,515 2.76% 8 $984,767 1.96% M8tlBank 8 fasrllllf BAH K 1.49% 9 5 $744,885 R 'EPUBLIC 7 $642,059 1.28% 10 BANK iitlBeneficial bancorp, inc. Source: S&P Global Market I ntelli gen ce (Phi lad el ph ia Market) 3.30% $1,654,021 15 Bank Rank Share Number Branches Total Deposits in

STRATEGIC PRIORITIES 7 • Continued focus on growing commercial loan portfolio • Improving balance sheet mix • Disciplined in the pricing of loan and deposit products • Stay focused on operating efficiency and cost structure Improve Profitability • Maintain low levels of non-performing assets • Maintain strong reserves • Employ prudent underwriting standards for new originations Asset Quality • Maintain strong capital levels to allow strategic flexibility • Invest in profitable businesses • Share repurchases based on trading levels • Dividends • Execute acquisitions with strategic and financial fit Capital Management • Leverage IT platform to improve efficiency, control, and scalability • Continued focus on risk management and compliance functions • Optimizing mobile banking • Enhancing online capabilities with completion of website and cash management solutions Operations / Technology • Educate our customers to do the right thing financially • Continue to differentiate with our legacy and history in the market with our tag line “TRUE TO OUR NAME. SINCE 1853.” • Highlight Beneficial’s commitment to financial education • Focus on communicating our core mission to provide customers with the tools, knowledge .and guidance to help them make wise financial decisions Brand

CAPITAL MANAGEMENT 8 Common Stock Repurchases • First 10% stock repurchase program completed in May 2016 of which Beneficial repurchased 8.3 million shares Second 10% stock repurchase program adopted and announced in July 2016 for up to 7.8 million shares. 2.3 million shares have been repurchased through 2017. – – Dividends • Declared first-ever dividend of 6 cents per share in July 2016, and 6 cent dividends in each subsequent quarter to date Will continue to evaluate future quarterly dividends based on financial performance Declared a special dividend of 25 cents per share in January 2018, given Beneficial’s high capital levels and expected benefit to future earnings as a result of the Tax Reform Act – – – Acquisitions • Focused on in-market and contiguous market opportunities Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return – –

FOCUSED ON PRUDENT CAPITAL MANAGEMENT 9 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2013Y 2014Y 2015Y 2016Y 2017Y 21.0% 15.1% 15.3% 10.9% 10.4% Tangible Equity /Tangible Assets Have actively reduced excess capital since the second step conversion while driving improved financial performance Capital will be deployed in the future to support organic growth, the second share repurchase plan, dividends and acquisitions

2017 HIGHLIGHTS 10 Recorded net income of $23.9 million, or $0.32 per diluted share, for the year ended December 31, 2017, compared to net income of $25.5 million, or $0.34 per diluted share, for the year ended December 31, 2016. Net income for the year ended December 31, 2017 included a one-time $13.1 million charge, or $0.18 per diluted share, of additional income tax expense related to the enactment of H.R. 1 (originally known as the “Tax Cuts and Jobs Act”) and its impact on the re-measurement of our net deferred tax assets. • Declared a special dividend of $0.25 per share given our high capital levels and expected benefit to future earnings as a result of the Tax Reform Act. • Net interest income increased $19.0 million, or 12.6%, for the year ended December 31, 2017, compared to the same period in the prior year primarily due to the Conestoga Bank acquisition and organic growth in our loan portfolio. • During the year ended December 31, 2017, both our commercial loan portfolio and residential loan portfolio increased $93.4 million, or 3.8%, and $49.1 million, or 5.5%, respectively. • Asset quality metrics continued to remain strong with non-performing assets to total assets, excluding government guaranteed student loans, of 0.36% at December 31, 2017. Net charge-offs for the year ended December 31, 2017 totaled $3.1 million, or 8 basis points annualized of average loans. • Formed Neumann Finance Corporation (“Neumann”), a new equipment leasing firm within Beneficial Bank, that will focus on providing financing products and services to businesses nationwide and will be headed by industry veterans Daniel Dyer and George Pelose. • Tangible book value per share totaled $11.37 at December 31, 2017. •

BALANCE SHEET TRENDS 11 96.4% 97.2% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 85.2% 2013Y 2014Y 2015Y 2016Y 2017Y * Excludes Stock Subscription Proceeds ($ in millions) ($ in millions) 2013Y 2014Y 2015Y 2016Y 2017Y 2013Y 2014Y 2015Y 2016Y 2017Y (1) Excludes Municipal Deposits, Time Deposits and Stock Subscription Proceeds Commercia l Lo ans Residentia l & Consumer $4,011 $4,034 $2,941 $1,564 $1,494 $2,342 $2,422 $1,357 $2,447 $2,540 $1,341 $1,301 $1,584 $1,001 $1,121 $3,159 $3,170 $2,689 $2,547 $2,534 Loans Core Deposits (1) 71.3% 64.0% Loans to Deposits Ratio

EARNINGS PERFORMANCE IMPROVING 12 ($ in millions) $169.9 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 2013Y 2014Y 2015Y 2016Y 2017Y 0.00% ($ in thousands) 2013Y 2014Y 2015Y (a) 2016Y (b) 2017Y (c) $30, 000 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.00 100.0% $25, 000 77.8% 80.0% $20, 000 $15, 000 60.0% $10, 000 40.0% $5,000 20.0% $0 2013Y 2014Y 2015Y(a) 2016Y (b) 2017Y(c) 0.0% 2015Y (a) 2016Y (b) 2013Y 2014Y 2017Y (a): Includes merger and restructuring charges of $753 thousand for the year ended December 31, 2015. (b): Includes a $1.8 million one-time gain on the sale of an equity investment and $8.8 million of merger and restructuring charges for the year ended December 31, 2016. (c): Includes a one-time $13.1 million charge, or $0.18 per diluted share, of additional income tax expense related to the enactment of H.R. 1 (originally known as the “Tax Cuts and Jobs Act”) Note: As a result of the second-step conversion on January 12, 2015, all share and per share information, as appropriate, was adjusted to reflect the 1.0999 exchange ratio for preceding periods. EarningsDiluted Earnings Per Share 81.1%83.2%79.8% 69.9% $25,469$23,932 $22,893 $0.34 $0.32 $18,033 $0.29 $12,578 $0.22 $0.15 Earnings Efficiency Ratio Net Interest IncomeNet In terest M ar gin 0.48% 0.47% 0.40% 0.41% 0.26% $150.9 3.12% $123.7 $117.4 $124.2 3.00% 2.81% 2.80% 2.82% Net Interest Margin Return on Average Assets

Excluding government guaranteed student loans, non-performing assets/total assets totaled 0.36% as of December 31, 2017 Charge-off levels remain low Reserve levels remain strong. Excluding loans acquired in the Conestoga transaction, our loan loss reserve coverage ratio totaled 1.17% as of December 31, 2017. ($ in millions) ASSET QUALITY TRENDS 13 ($ in millions) ($ in millions) Non-Performing Assets Allowance for Loan Losses Net Charge-Offs

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